U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 2, 2018
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

ITEM 2.02:     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 2, 2018, the Registrant released its financial results for the third quarter fiscal year 2018. A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on May 3, 2018 is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 7.01:     REGULATION FD DISCLOSURE

On May 2, 2018, the Registrant released its financial results for the third quarter fiscal year 2018. A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on May 3, 2018 is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 99	Press Release dated May 2, 2018 announcing CACI’s financial results for the third quarter fiscal year 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ J. William Koegel, Jr.
J. William Koegel, Jr.
Executive Vice President,
General Counsel and Secretary